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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-12183.





                                             /s/ Arthur Andersen LLP


Cleveland, Ohio,
June 27, 1997